As filed with the Securities and Exchange Commission on January 29, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 28, 1999


                              CAPITAL TRUST, INC.*
             (Exact Name of Registrant as Specified in its Charter)


Maryland                           1-8063                             94-6181186
--------------------------------------------------------------------------------
(State or Other                  (Commission                    (I.R.S. Employer
Jurisdiction of                 File Number)                      Identification
incorporation)                                                              No.)


605 Third Avenue, 26th Floor
New York, New York                                                      10016
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (212) 655-0220
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                  Capital Trust
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

* Capital Trust, Inc. is the successor to Capital Trust as discussed in the Explanatory Note hereto.


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                                EXPLANATORY NOTE

         This Current Report on Form 8-K, dated January 28, 1999 (this "Form 8-K"), is being filed by Capital Trust, Inc., a Maryland corporation (the "Registrant"), as the successor to Capital Trust, a California business trust (the "Predecessor"), following consummation of the Mergers (as defined and described herein) which were undertaken to effect the reorganization of the Predecessor into a Maryland corporation. Prior to the Mergers, the Registrant had engaged in no activities other than those incident to the foregoing reorganization. Upon consummation of the Mergers, the entire class of Class A Common Stock (as defined herein) became registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in accordance with Rule 12g-3(a) thereunder. Such registration is implemented by the Commission's acceptance for filing on the date hereof this Form 8-K and the continuation of the Predecessor's file number (File No. 1-8063) pursuant to the telephonic interpretation of the staff of the Commission set forth on page 177 of the Division of Corporation Finance's Manual of Publicly-Available Telephone Interpretations (July 1997).

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



ITEM 5.  OTHER  EVENTS

         On January 28, 1999, pursuant to the terms of the agreement and plan of merger, dated as of November 12, 1998 (the "Merger Agreement"), between the Registrant, the Predecessor and Captrust Limited Partnership, a Maryland limited partnership ("CTLP"), and the transactions contemplated thereby, (i) the Predecessor merged with and into CTLP, with CTLP continuing as the surviving entity, and CTLP merged with and into the Registrant, with the Registrant continuing as the surviving corporation (the "Mergers"), (ii) each outstanding class A common share of beneficial interest, par value $1.00 per share, and each outstanding class A 9.5% cumulative convertible preferred share of beneficial interest, par value $1.00 per share (the "Mergers") in the Company, was converted into, respectively, one share of class A common stock, par value $.01 per share ("Class A Common Stock"), and one share of class A 9.5% cumulative convertible preferred stock, par value $.01 per share ("Class A Preferred Stock"), of the Registrant; and (iii) the Registrant assumed all outstanding obligations to issue Class A Common Stock under the Plans (as defined and described below). The consummation of the Mergers effected a reorganization of the Predecessor from a California business trust into a Maryland corporation ("Reorganization"). A copy of the Merger Agreement is filed herewith as Exhibit
2.1. Copies of the charter and amended and restated bylaws of the Registrant following consummation of the Mergers are filed herewith as Exhibits 3.1 and 3.2, respectively.

         The Merger Agreement was approved by the shareholders of the Predecessor at its 1998 annual meeting of shareholders held on January 28, 1999 ("Annual Meeting") for which proxies were solicited pursuant to proxy material contained in the Registrant's Registration Statement on Form S-4 (File No. 333-526219), which was declared effective on December 24, 1998; such proxy material is deemed filed pursuant to Regulation 14A under the Exchange Act in accordance with Instruction E. to Form S-4.

         At the Annual Meeting, the Predecessor's shareholders also approved the following plans: (i) the Capital Trust amended and restated 1997 long-term incentive share plan (the "Amended and Restated Incentive Plan"), (ii) the Capital Trust amended and restated 1997 non-employee trustee share plan (the "Amended and Restated Trustee Plan"), (iii) the Capital Trust 1998 employee share purchase plan, (iv) the Capital Trust 1998 non-employee share purchase plan, and (v) the Capital Trust share purchase loan plan (collectively, the "Plans"). Upon consummation of the Mergers, the Registrant assumed the Plans and all outstanding obligations to issue shares of Class A Common Stock thereunder. Shares of Class A Common Stock will now be used to fund the Plans. The Plans were amended effective as of January 28, 1999 to change all references to "Capital Trust" to "Capital Trust, Inc." and to make additional technical revisions that reflect the different capital and governance structure of the Registrant. Copies of the Plans as amended are filed herewith as Exhibits 10.1 to 10.5.

         In addition, upon consummation of the Mergers, the Registrant also assumed all of the obligations of the Predecessor under the 8.25% step up convertible trust preferred securities issued pursuant to the declaration of trust, dated as of July 28, 1998, of CT Convertible Trust I, a

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



Delaware statutory business trust, and the related 8.25% step up convertible junior subordinated debentures issued pursuant to the indenture, dated as of July 28, 1998, between the Predecessor and Wilmington Trust Company (the "Indenture"). A copy of the supplemental indenture with respect to the assumption by the Registrant of the Indenture, dated as of January 28, 1999, is filed hereto as Exhibit 4.2.

         In addition, at the Annual Meeting, the shareholders of the Predecessor elected the ten incumbent members of the Predecessor's board of trustees who upon consummation of the Mergers became the board of directors of the Registrant.

ITEM 7.           Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit Number        Description
--------------        -----------

    2.1 Agreement and Plan of Merger, dated as of November 12, 1998, by and among Capital Trust, the Registrant and the Captrust Limited Partnership.

    3.1 Charter of the Registrant (comprised of Articles of Amendment and Restatement of Charter and amendments thereof by Articles Supplementary with respect to Class A 9.5% Cumulative Convertible Prepared Stock and Articles Supplentary with respect to Class B 9.5% Cumulative Convertible Non-Voting Preferred Stock).

    3.2               Amended and Restated Bylaws of the Registrant.

    4.1 Articles Supplementary with respect to Class A 9.5% Cumulative Convertible Preferred Stock of the Registrant and Articles Supplementary with respect to Class B 9.5% Cumulative Convertible Non-Voting Preferred Stock of the Registrant (included in Exhibit 3.1).

    4.2 Supplemental Indenture, dated as of January 28, 1999, between the Registrant and Wilmington Trust Company, as trustee.

    10.1 Capital Trust, Inc. Amended and Restated 1997 Long-Term Incentive Stock Plan.

    10.2 Capital Trust, Inc. Amended and Restated 1997 Non-Employee Trustee Stock Plan.

    10.3              Capital Trust, Inc. 1998 Employee Stock Purchase Plan.

    10.4              Capital Trust, Inc. 1998 Non-Employee Stock Purchase Plan.

    10.5              Capital Trust, Inc. Stock Purchase Loan Plan.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CAPITAL  TRUST, INC.
                                          (Registrant)



Date: January 29, 1999               By: /s/ John R. Klopp
                                         ---------------------------------------
                                         Name:  John R. Klopp
                                         Title: Vice Chairman, Chief Executive
                                                  Officer

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